      As filed with the United States Securities and Exchange Commission on March 30, 1998

                                                      Registration No. 333-_____
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM S-8


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      ECHOSTAR COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

               NEVADA                                       88-03369997
     (State or other jurisdiction                         (I.R.S. Employer
   of incorporation or organization)                     Identification No.)

                          5701 SOUTH SANTA FE DRIVE
                          LITTLETON, COLORADO 80120
        (Address, including zip code, of principal executive offices)

                     ECHOSTAR COMMUNICATIONS CORPORATION
                        401(k) EMPLOYEES' SAVINGS PLAN
                             (Full Title of Plan)

                              DAVID K. MOSKOWITZ
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                     ECHOSTAR COMMUNICATIONS CORPORATION
                          5701 SOUTH SANTA FE DRIVE
                          LITTLETON, COLORADO 80120
                   (Name and address of agent for service)

                                (303) 723-1601
        (telephone number, including area code, of agent for service)

                       CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                   Proposed       Proposed
                                                   maximum        maximum
                                   Amount          offering       aggregate      Amount of
Title of                           to be             price        offering     registration
securities to be registered      registered        per share        price          fee
-------------------------------------------------------------------------------------------
Class A Common Stock,         80,000 shares(1)(2)  $22.25(3)    $1,780,000.00    $525.10
par value $0.01 per share
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) This amount represents an 80,000 share increase in the number shares of the Company's Class A Common Stock authorized for issuance under the Company's 401(k) Employees' Savings Plan.

(3) Pursuant to Rule 457(h)(1) under the Securities Act of 1933, the maximum offering price, per share and in aggregate, and the registration fee were calculated based upon the average of the high and low prices of the Company's Class A Common Stock as reported on the Nasdaq National Market System on March 30, 1998.

                                  INTRODUCTION


     This Registration Statement on Form S-8 is filed by EchoStar Communications Corporation, a Nevada Corporation formed in April, 1995 (the "Company"), with respect to an additional 80,000 shares of the Company's Class A Common Stock, par value of $0.01 per share, issuable under the Company's 401(k) Employees' Savings Plan, and consists of only those items required by General Instruction E to Form S-8.

                                    PART II

                    INFORMATION REQUIRED IN REGISTRATION STATEMENT


     In accordance with General Instruction E to Form S-8, the contents of the Company's Registration Statement on Form S-8 filed by the Company with the Securities and Exchange Commission (the "Commission") on December 19, 1995, Registration No. 33-80527; Amendment No. 7 to the Company's Registration Statement on Form S-4 filed by the Company with the Commission on December 20, 1996, Registration No. 333-03584; and the Company's Registration Statement on Form S-8 filed by the Company with the Commission on March 7, 1997, Registration No. 333-22971, are incorporated herein by reference and made a part hereof.

     Pursuant to General Instruction E, only the following opinions and consents required under Item 8 are furnished:

          Exhibit No.    Exhibit Description
          -----------    -------------------

          5.1            Opinion and Consent of David K. Moskowitz, Esq.

          23.1           Consent of Arthur Andersen LLP.

          23.2           Consent of David K. Moskowitz, Esq.  See Exhibit 5.1.

          24             Power of Attorney.

                                   SIGNATURES


THE REGISTRANT.


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Littleton, State of Colorado, on March 30, 1998.

                                   ECHOSTAR COMMUNICATIONS CORPORATION

                                   By: /s/ DAVID K. MOSKOWITZ
                                      -----------------------------------------
                                       David K. Moskowitz
                                       Senior Vice President, General Counsel
                                       and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

     Signature                    Title                              Date
     ---------                    -----                              ----

/S/ CHARLES W. ERGEN      Chairman of the Board,                 March 30, 1998
-----------------------   President and
Charles W. Ergen          Chief Executive Officer
                          (Principal Executive Officer)

/S/ STEVEN B. SCHAVER     Chief Financial Officer and            March 30, 1998
-----------------------   Chief Operating Officer
Steven B. Schaver         (Principal Financial Officer)

/S/ JOHN R. HAGER         Treasurer and Controller               March 30, 1998
-----------------------   (Principal Accounting Officer)
John R. Hager

/s/ DAVID K. MOSKOWITZ    Director                               March 30, 1998
-----------------------
David K. Moskowitz

*                         Director                               March 30, 1998
-----------------------
James DeFranco

*                         Director                               March 30, 1998
-----------------------
O. Nolan Daines

*                         Director                               March 30, 1998
-----------------------
Raymond L. Friedlob

*  By: /s/ DAVID K. MOSKOWITZ
      ---------------------------
      David K. Moskowitz
      Attorney-in-Fact

                                  SIGNATURES


THE PLAN.


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Trustees of the Company's 401(k) Employees' Savings Plan have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Littleton, State of Colorado, on March 30, 1998.

                                    ECHOSTAR COMMUNICATIONS CORPORATION'S
                                    401(k) EMPLOYEES' SAVINGS PLAN


                                    By: /s/ CHARLES W.ERGEN
                                       ----------------------------------------
                                          Charles W. Ergen
                                          Trustee


                                    By: /s/ M. CANTEY ERGEN
                                       ----------------------------------------
                                          M. Cantey Ergen
                                          Trustee